PORTFOLIO OF INVESTMENTS – as of September 30, 2021 (Unaudited)

Loomis Sayles International Growth Fund

Shares	Description	Value (†)
Common Stocks – 97.4% of Net Assets
	Argentina – 7.4%
1,051	MercadoLibre, Inc.(a)	$1,765,050

	Australia – 5.3%
33,026	WiseTech Global Ltd.	1,252,452

	Belgium – 1.9%
8,040	Anheuser-Busch InBev S.A.	456,008

	Brazil – 3.6%
313,255	Ambev S.A., ADR	864,584

	China – 28.6%
6,367	Alibaba Group Holding Ltd., Sponsored ADR(a)	942,634
4,161	Baidu, Inc., Sponsored ADR(a)	639,754
57,800	Budweiser Brewing Co. APAC Ltd., 144A	146,814
456,500	Dali Foods Group Co. Ltd., 144A	275,613
3,100	Kweichow Moutai Co. Ltd., Class A	876,928
3,595	NXP Semiconductors NV	704,153
22,000	Tencent Holdings Ltd.	1,313,372
24,101	Trip.com Group Ltd., ADR(a)	741,106
41,375	Vipshop Holdings Ltd., ADR(a)	460,917
12,201	Yum China Holdings, Inc.	709,000

		6,810,291

	Denmark – 3.3%
8,249	Novo Nordisk A/S, Class B	795,117

	France – 4.7%
2,482	EssilorLuxottica S.A.	474,293
7,379	Sodexo S.A.(a)	644,893

		1,119,186

	Germany – 3.1%
5,548	SAP SE	750,251

	Japan – 4.8%
4,100	FANUC Corp.	898,974
5,300	Unicharm Corp.	234,853

		1,133,827

	Macau – 0.8%
39,000	Galaxy Entertainment Group Ltd.(a)	200,110

	Netherlands – 6.0%
509	Adyen NV, 144A(a)	1,422,839

	Switzerland – 16.3%
5,480	CRISPR Therapeutics AG(a)	613,376
6,811	Nestle S.A., (Registered)	820,658
12,727	Novartis AG, (Registered)	1,043,603

Shares	Description	Value (†)
Common Stocks – continued
	Switzerland – continued
3,830	Roche Holding AG	$1,397,834

		3,875,471

	United Kingdom – 9.9%
6,459	Diageo PLC	312,712
17,805	Experian PLC	745,854
9,470	Reckitt Benckiser Group PLC	743,965
10,119	Unilever PLC	546,589

		2,349,120

	United States – 1.7%
4,321	Core Laboratories NV	119,908
10,030	Schlumberger NV	297,289

		417,197

	Total Common Stocks (Identified Cost $24,697,196)	23,211,503

Principal Amount
Short-Term Investments – 2.6%
$ 609,154	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, 9/30/2021 at 0.000% to be repurchased at $609,154 on 10/01/2021 collateralized by $624,600 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $621,380 including accrued interest(b) (Identified Cost $609,154)	609,154

	Total Investments – 100.0% (Identified Cost $25,306,350)	23,820,657
	Other assets less liabilities – (0.0)%	(1,332)

	Net Assets – 100.0%	$23,819,325

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of September 30, 2021, securities held by the Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets
$ 15,078,119	63.3%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Non-income producing security.

(b)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2021, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $1,845,266 or 7.7% of net assets.

ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,252,452	$—	$1,252,452
Belgium	—	456,008	—	456,008
China	4,473,177	2,337,114	—	6,810,291
Denmark	—	795,117	—	795,117
France	—	1,119,186	—	1,119,186
Germany	—	750,251	—	750,251
Japan	—	1,133,827	—	1,133,827
Macau	—	200,110	—	200,110
Netherlands	—	1,422,839	—	1,422,839
Switzerland	613,376	3,262,095	—	3,875,471
United Kingdom	—	2,349,120	—	2,349,120
All Other Common Stocks*	3,046,831	—	—	3,046,831

Total Common Stocks	8,133,384	15,078,119	—	23,211,503

Short-Term Investments	—	609,154	—	609,154

Total	$8,133,384	$15,687,273	$—	$23,820,657

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Industry Summary at September 30, 2021 (Unaudited)

Pharmaceuticals	13.6%
Internet & Direct Marketing Retail	13.3
Beverages	11.1
Hotels, Restaurants & Leisure	9.6
Software	8.4
Interactive Media & Services	8.2
IT Services	6.0
Food Products	4.6
Household Products	4.1
Machinery	3.8
Professional Services	3.2
Semiconductors & Semiconductor Equipment	2.9
Biotechnology	2.6
Personal Products	2.3
Textiles, Apparel & Luxury Goods	2.0
Other Investments, less than 2% each	1.7
Short-Term Investments	2.6

Total Investments	100.0
Other assets less liabilities	(0.0)*

Net Assets	100.0%

*	Less than 0.1%

Currency Exposure Summary at September 30, 2021 (Unaudited)

United States Dollar	35.5%
Euro	18.0
Swiss Franc	13.7
Hong Kong Dollar	8.1
British Pound	7.6
Australian Dollar	5.3
Japanese Yen	4.8
Yuan Renminbi	3.7
Danish Krone	3.3

Total Investments	100.0
Other assets less liabilities	(0.0)*

Net Assets	100.0%

*	Less than 0.1%